[PHOTO]

OPPENHEIMER ENTERPRISE FUND

Semiannual Report February 28, 1997



"We're looking for
high growth,
and that means
investing
aggressively
and for
the long haul."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT A FUND THAT TAKES PART IN OPPORTUNITIES PRESENTED BY SMALL, UNKNOWN COMPANIES WITH HIGH GROWTH POTENTIAL.

HOW YOUR FUND IS MANAGED

Oppenheimer Enterprise Fund seeks capital appreciation by investing primarily in equity securities of small U.S. and foreign companies that are believed to have favorable growth prospects. Historically, the stocks of small companies have offered long-term investors opportunities for growth. The Fund looks to invest in companies before they're discovered by the market, when their potential for rapid growth is high.

      The Fund intends to emphasize "micro-cap" stocks--those with market capitalization of up to $200 million. Although small-cap stocks may be subject to more severe price fluctuations because they involve greater risks than the stocks of larger companies, small-cap stocks have a history of often outperforming larger-cap common stocks over time. Through careful stock selection and diversification, overall risk inherent in such securities may be lowered.

PERFORMANCE

Cumulative total returns for the six months ended 2/28/97 were (1.14)% for Class A shares, (1.55)% for Class B shares and (1.55)% for Class C shares, without deducting sales charges.(1)

      Your Fund's average annual total returns for Class A shares for the 1-year period ended 3/31/97 and since inception were (6.62)% and 20.85%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception were (6.24)% and 22.52%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception were (2.65)% and 25.07%, respectively. The Fund's inception date (all classes) was 11/7/95.(2)

OUTLOOK

"As in the past, identifying and investing in successful small companies should produce successful investment results over time, and we are confident that they will."

                                                   Jay Tracey, Portfolio Manager
                                                               February 28, 1997





Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

2        Oppenheimer Enterprise Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Enterprise Fund


Dear Shareholder,

We don't expect this year's stock market to report the record-breaking returns we saw last year. However, we do believe it may be a year in which investors can take advantage of some great buying opportunities. Our optimism can be traced to three key issues: solid economic fundamentals that should remain stable throughout the calendar year; the robust investing habits of aging baby boomers; and the globalization of the world economy.

      First, the economy is expanding slowly, but steadily. Interest rates are still relatively low despite the Federal Reserve's recent increase in short-term rates. In turn, low interest rates translate into reduced borrowing rates for companies and individuals. Companies have taken advantage of the savings by using it to improve their technologies, thereby increasing their productivity and efficiency. By downsizing and implementing other cost-cutting strategies, companies in the United States are now better equipped to compete globally.

      In addition, inflation is at its lowest level in three decades. While it's true that an increase in interest rates often indicates an accelerating economy, the Federal Reserve has been quick to acknowledge that inflation and growth are under control. In fact, they've labeled the recent move as a "preemptive" act to keep inflation at these low levels and extend the economy's healthy growth cycle.

      Second, monthly cash flows into mutual funds have been higher, largely due to the savings pattern of the baby boomers. The first wave of this crowd--those just turning 50--are beginning to direct more money toward their retirement. Concerned about proposed cutbacks in Social Security benefits, more and more individuals believe they will have to fund a large portion of their retirement themselves. In addition to retirement, baby boomers have other very strong incentives to save. As they gradually pay off their children's college expenses and reduce their mortgages, their budgets may allow them to save more aggressively.

      Third, with many stock prices in the United States having reach all-time highs, investors are discovering attractive opportunities overseas. For example, throughout Europe we continue to see slow but steady economic growth, combined with low inflation and low interest rates. In addition, many of these countries have begun to instill the management practices of downsizing and streamlining operations that made U.S. corporations so profitable a decade ago. Currently, European large-cap stocks are trading in a range of 12 to 16 times earnings, versus U.S. stocks that are trading at a average 18 to 19 times earnings. While foreign investments are subject to greater expenses and risks, such as currency fluctuations, they can also offer outstanding opportunities for both diversification and long-term appreciation potential.

      Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

March 21, 1997


3        Oppenheimer Enterprise Fund

[PHOTOS]

Q + A

Q  WHAT
INVESTMENTS
MADE POSITIVE
CONTRIBUTIONS TO
PERFORMANCE?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Because investors seem to have preferred the conservative nature of larger-cap stocks during the second half of last year, small-cap investments reported smaller gains. But, in December, the Fund rebounded significantly.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

In this Fund, we use a "bottom-up" investment style, carefully choosing each stock based on the underlying company's individual sales and earnings-growth characteristics. This strategy led us to invest in a number of stocks that became star performers during the period.

      One example is a business that serves a niche market of car hobbyists and collectors. Beginning as a small shop that sold customized tires, the business has grown into a thriving enterprise with a reputation for offering highly coveted, trendsetting automotive products. Another strong performer is a firm that specializes in mixed-signal integrated circuits used in products such as laptop computers and cellular phones. These chips enable such devices to economize and manage power consumption, thereby optimizing and extending battery performance.

      Within the energy sector, we've invested in companies that have strong management teams and hold much growth potential. One firm, in particular, is leading the way to uncovering new oil and gas reserves in untapped areas of the world, such as Poland.(1)

DID ANY INVESTMENTS HINDER THE PORTFOLIO'S PERFORMANCE?

Healthcare stocks lagged due in part to pre-election fears concerning Medicare and Medicaid reimbursement reforms. In addition, some of the industry's small-cap companies reported


1. The Fund's portfolio is subject to change.

4        Oppenheimer Enterprise Fund

FACING PAGE
Top left: Jay Tracey, Portfolio
Manager

Top right: Robert Doll, Executive VP,
Director of Equity Investments

Bottom: Michael Levine, Member
of Equity Investments Team

THIS PAGE
Top: Richard Rubinstein, Member
of Equity Investments Team

Bottom: Paul LaRocco, Member
of Equity Investments Team


A  ENERGY
COMPANIES THAT
HAVE STRONG
MANAGEMENT
TEAMS AND HOLD
MUCH GROWTH
POTENTIAL.


disappointing September quarter earnings.

           Some specialty retail stocks also were disappointing. One stock, a retail jewelry chain, suffered from lower industry-wide jewelry sales over this Christmas season. In another case, a retailer of party goods and supplies, the stock declined despite good earnings because of investor concerns about competition. Believing those concerns to be unwarranted, we added to the Fund's position.

[PHOTO]

WHAT FACTORS DO YOU EXPECT TO HAVE THE MOST IMPACT ON THE FUND IN THE CURRENT MARKET ENVIRONMENT?

We expect the Fund's performance to be driven more by individual stock selection than by sector or industry-group weightings over the coming months. Also, though large-cap stocks have outperformed small-caps in recent months, emerging growth stocks, such as those held by the Fund, are now attractively valued and poised to perform better going forward.

         Our basic investment approach is to search for well-run companies with outstanding growth prospects. We still favor many of the same types of companies. For instance, the success of healthcare companies is not dependent upon the typical business cycle, so we'll continue to search for unique businesses that will have the potential to revolutionize healthcare, either through technologies, services or innovative devices. Another area of great interest to us is commercial telecommunications service companies. We see a new pattern of rapid growth and consolidation emerging and believe this trend also offers potential for growth opportunities.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

We remain optimistic. While we don't know whether small-cap stocks, as a sector, will outperform this year, many opportunities exist to invest in companies with good business fundamentals at attractive prices. As in the past, identifying and investing in successful small companies should produce successful investment results over time, and we are confident that they will.




5        Oppenheimer Enterprise Fund

STATEMENT OF INVESTMENTS   February 28, 1997 (Unaudited)

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
===================================================================================================================================
COMMON STOCKS--92.5%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.4%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.4%
       Alyn Corp.(1)                                                                                   50,000            $  468,750
       ----------------------------------------------------------------------------------------------------------------------------
       ArQule, Inc.(1)                                                                                 50,000               987,500
       ----------------------------------------------------------------------------------------------------------------------------
       Brunswick Technologies, Inc.(1)                                                                 80,000               760,000
                                                                                                                         ----------
                                                                                                                          2,216,250

-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--20.9%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--3.8%
       Boyds Wheels, Inc.(1)                                                                          100,000               712,500
       ----------------------------------------------------------------------------------------------------------------------------
       National R.V. Holdings, Inc.(1)(2)                                                              70,000               889,437
       ----------------------------------------------------------------------------------------------------------------------------
       NHP, Inc.(1)                                                                                    14,400               349,200
       ----------------------------------------------------------------------------------------------------------------------------
       Team Rental Group, Inc.(1)                                                                      20,000               557,500
                                                                                                                         ----------
                                                                                                                          2,508,637

-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--6.6%
       Casa Ole(acute) Restaurants, Inc.(1)(3)                                                         76,500               702,844
       ----------------------------------------------------------------------------------------------------------------------------
       Cinar Films, Inc., Cl. B(1)                                                                     45,000             1,125,000
       ----------------------------------------------------------------------------------------------------------------------------
       PJ America, Inc.(1)                                                                             40,000               670,000
       ----------------------------------------------------------------------------------------------------------------------------
       Schlotzsky's, Inc.(1)                                                                           70,000               770,000
       ----------------------------------------------------------------------------------------------------------------------------
       Silver Diner, Inc.(1)                                                                           80,000               300,000
       ----------------------------------------------------------------------------------------------------------------------------
       Silver Diner, Inc.(1)(2)                                                                        50,000               178,125
       ----------------------------------------------------------------------------------------------------------------------------
       Vacation Break USA, Inc.(1)                                                                     40,000               565,000
                                                                                                                         ----------
                                                                                                                          4,310,969

-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.6%
       Raster Graphics, Inc.                                                                           50,000               418,750
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--2.0%
       North Face, Inc. (The)(1)                                                                       24,000               417,000
       ----------------------------------------------------------------------------------------------------------------------------
       Sport-Haley, Inc.(1)                                                                            60,000               900,000
                                                                                                                         ----------
                                                                                                                          1,317,000

-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--7.9%
       Coldwater Creek, Inc.(1)                                                                        30,000               551,250
       ----------------------------------------------------------------------------------------------------------------------------
       dELiA*s, Inc.(1)                                                                                30,000               532,500
       ----------------------------------------------------------------------------------------------------------------------------
       Factory Card Outlet Corp.(1)                                                                    100,000              925,000
       ----------------------------------------------------------------------------------------------------------------------------
       Marks Bros. Jewelers, Inc.(1)                                                                   50,000               450,000
       ----------------------------------------------------------------------------------------------------------------------------
       Mazel Stores, Inc.(1)                                                                           30,000               716,250
       ----------------------------------------------------------------------------------------------------------------------------
       Party City Corp.(1)                                                                             70,000             1,137,500
       ----------------------------------------------------------------------------------------------------------------------------
       RDO Equipment Co., Cl. A(1)                                                                     50,000               868,750
                                                                                                                         ----------
                                                                                                                          5,181,250

-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--24.1%
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.0%
       Puro Water Group, Inc.(1)                                                                       110,000              660,000
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.8%
       ARIAD Pharmaceuticals, Inc.(1)                                                                  100,000              700,000
       ----------------------------------------------------------------------------------------------------------------------------
       Diagnostic Health Services, Inc.(1)                                                             140,000            1,242,500
       ----------------------------------------------------------------------------------------------------------------------------
       Global Pharmaceutical Corp.(1)                                                                  40,000               320,000
       ----------------------------------------------------------------------------------------------------------------------------
       Norland Medical Systems, Inc.(1)                                                                40,000               280,000
       ----------------------------------------------------------------------------------------------------------------------------
       Onyx Pharmaceuticals, Inc.(1)                                                                   60,000               630,000
                                                                                                                         ----------
                                                                                                                          3,172,500

6      Oppenheimer Enterprise Fund

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--18.3%
       Advance ParadigM, Inc.(1)                                                                       40,000           $   595,000
       ----------------------------------------------------------------------------------------------------------------------------
       Apogee, Inc.(1)                                                                                135,000               506,250
       ----------------------------------------------------------------------------------------------------------------------------
       Calypte Biomedical Corp.(1)                                                                     80,000               660,000
       ----------------------------------------------------------------------------------------------------------------------------
       Carriage Services, Inc.(3)                                                                      30,000               630,000
       ----------------------------------------------------------------------------------------------------------------------------
       Cornell Corrections, Inc.(1)                                                                    80,000               850,000
       ----------------------------------------------------------------------------------------------------------------------------
       EP MedSystems, Inc.(1)                                                                         100,000               400,000
       ----------------------------------------------------------------------------------------------------------------------------
       HumaScan, Inc.(1)                                                                              117,600             1,675,800
       ----------------------------------------------------------------------------------------------------------------------------
       Integrated Living Communities, Inc.(1)                                                          70,900               469,712
       ----------------------------------------------------------------------------------------------------------------------------
       Medical Manager Corp.(1)                                                                        50,000               525,000
       ----------------------------------------------------------------------------------------------------------------------------
       Meridian Diagnostics, Inc.                                                                     100,000             1,112,500
       ----------------------------------------------------------------------------------------------------------------------------
       Nitinol Medical Technologies, Inc.(1)                                                           61,000               610,000
       ----------------------------------------------------------------------------------------------------------------------------
       Photoelectron Corp.(1)                                                                          70,000               542,500
       ----------------------------------------------------------------------------------------------------------------------------
       Premier Research Worldwide Ltd.(1)                                                              20,000               442,500
       ----------------------------------------------------------------------------------------------------------------------------
       Sabratek Corp.(1)                                                                               40,000               935,000
       ----------------------------------------------------------------------------------------------------------------------------
       Superior Consultant Holdings Corp.(1)                                                           60,000             1,215,000
       ----------------------------------------------------------------------------------------------------------------------------
       Ventana Medical Systems, Inc.(1)                                                                50,000               900,000
                                                                                                                        -----------
                                                                                                                         12,069,262

-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.8%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--3.4%
       FX Energy, Inc.(1)                                                                             100,000             1,050,000
       ----------------------------------------------------------------------------------------------------------------------------
       NUMAR Corp.(1)                                                                                  45,000               753,750
       ----------------------------------------------------------------------------------------------------------------------------
       Superior Energy Services, Inc.(1)                                                              100,000               445,313
                                                                                                                        -----------
                                                                                                                          2,249,063

-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.4%
       Dailey Petroleum Services Corp.(1)                                                              60,000               600,000
       ----------------------------------------------------------------------------------------------------------------------------
       Patterson Energy, Inc.(1)                                                                       15,000               345,000
                                                                                                                        -----------
                                                                                                                            945,000

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--4.9%
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--4.9%
       Investors Financial Services Corp.                                                              45,000             1,428,750
       ----------------------------------------------------------------------------------------------------------------------------
       Rockford Industries, Inc.(1)                                                                    80,000               840,000
       ----------------------------------------------------------------------------------------------------------------------------
       Winthrop Resources Corp.                                                                        30,000               975,000
                                                                                                                        -----------
                                                                                                                          3,243,750

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--14.7%
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--12.1%
       Correctional Services Corp.(1)                                                                  20,000               207,500
       ----------------------------------------------------------------------------------------------------------------------------
       Cuno, Inc.(1)                                                                                   60,000               907,500
       ----------------------------------------------------------------------------------------------------------------------------
       Dynamex, Inc.(1)                                                                               100,000               875,000
       ----------------------------------------------------------------------------------------------------------------------------
       Farr Co.(1)                                                                                     60,000             1,125,000
       ----------------------------------------------------------------------------------------------------------------------------
       ICTS International NV(1)                                                                        60,000               472,500
       ----------------------------------------------------------------------------------------------------------------------------
       Leap Group, Inc. (The)(1)                                                                      100,000               775,000
       ----------------------------------------------------------------------------------------------------------------------------
       NCO Group, Inc.(1)                                                                              15,000               405,000
       ----------------------------------------------------------------------------------------------------------------------------
       ONTRACK Data International, Inc.(1)                                                             45,000               826,875
       ----------------------------------------------------------------------------------------------------------------------------
       Service Experts, Inc.(1)                                                                        35,000               901,250
       ----------------------------------------------------------------------------------------------------------------------------
       Stericycle, Inc.(1)                                                                            100,000               937,500
       ----------------------------------------------------------------------------------------------------------------------------
       Unidigital, Inc.(1)                                                                            100,000               537,500
                                                                                                                        -----------
                                                                                                                          7,970,625

7      Oppenheimer Enterprise Fund

                                                                                                                       MARKET VALUE
                                                                                                   SHARES              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.2%
       Flanders Corp.(1)                                                                               70,000           $   805,000
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%
       Genesee & Wyoming, Inc., Cl. A(1)                                                               30,000               930,000
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--19.7%
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.9%
       MicroTouch Systems, Inc.(1)                                                                     40,000             1,050,000
       ----------------------------------------------------------------------------------------------------------------------------
       Network Computing Devices, Inc.(1)                                                             120,000             1,515,000
                                                                                                                        -----------
                                                                                                                          2,565,000

-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--7.6%
       Engineering Animation, Inc.(1)                                                                  27,000               614,250
       ----------------------------------------------------------------------------------------------------------------------------
       ILOG SA, Sponsored ADR(1)                                                                       40,000               330,000
       ----------------------------------------------------------------------------------------------------------------------------
       Integrated Measurement Systems, Inc.(1)                                                         30,000               536,250
       ----------------------------------------------------------------------------------------------------------------------------
       Qualix Group, Inc.(1)                                                                           75,000               571,875
       ----------------------------------------------------------------------------------------------------------------------------
       Rogue Wave Software, Inc.(1)                                                                    40,000               465,000
       ----------------------------------------------------------------------------------------------------------------------------
       SeaChange International, Inc.(1)                                                                30,000               585,000
       ----------------------------------------------------------------------------------------------------------------------------
       SELECT Software Tools Ltd., ADR(1)                                                              40,000               560,000
       ----------------------------------------------------------------------------------------------------------------------------
       SPSS, Inc.(1)                                                                                   20,000               500,000
       ----------------------------------------------------------------------------------------------------------------------------
       Versant Object Technology Corp.(1)                                                              20,000               215,000
       ----------------------------------------------------------------------------------------------------------------------------
       Visigenic Software, Inc.(1)                                                                     60,000               585,000
                                                                                                                        -----------
                                                                                                                          4,962,375

-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--3.0%
       Advanced Technology Materials, Inc.(1)                                                          47,000               893,000
       ----------------------------------------------------------------------------------------------------------------------------
       BENCHMARQ Microelectronics, Inc.(1)                                                             60,000             1,065,000
                                                                                                                        -----------
                                                                                                                          1,958,000

-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--5.2%
       GeoTel Communications Corp.(1)                                                                  50,000               787,500
       ----------------------------------------------------------------------------------------------------------------------------
       Lightbridge, Inc.(1)                                                                            75,000               656,250
       ----------------------------------------------------------------------------------------------------------------------------
       PhoneTel Technologies, Inc.(1)                                                                 350,000             1,246,875
       ----------------------------------------------------------------------------------------------------------------------------
       Spectran Corp.(1)                                                                               40,000               735,000
                                                                                                                        -----------
                                                                                                                          3,425,625
                                                                                                                        -----------
       Total Common Stocks (Cost $55,199,703)                                                                            60,909,056

                                                                                                   FACE
                                                                                                   AMOUNT
===================================================================================================================================
REPURCHASE AGREEMENT--7.3%
       ----------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 5.36%, dated
       2/28/97, to be repurchased at $4,802,144 on 3/3/97, collateralized by U.S. Treasury Nts., 6.125%--7.875%, 5/15/99--11/15/04,
       with a value of $4,911,859 (Cost $4,800,000)                                                $4,800,000             4,800,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $59,999,703)                                                           99.8%           65,709,056
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                           0.2               105,866
                                                                                                   ----------           -----------
NET ASSETS                                                                                              100.0%          $65,814,922
                                                                                                   ==========           ===========

       1. Non-income producing security.

       2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

       3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,332,844 or 2.03% of the Fund's net assets, at February 28, 1997.

       See accompanying Notes to Financial Statements.

8      Oppenheimer Enterprise Fund

STATEMENT OF ASSETS AND LIABILITIES   February 28, 1997 (Unaudited)

===================================================================================================================================
ASSETS
       Investments, at value (cost $59,999,703)--see accompanying statement                                             $65,709,056
       ----------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                                  75,250
       ----------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Investments sold                                                                                                     321,735
       Shares of beneficial interest sold                                                                                    70,640
       Interest                                                                                                                 715
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                 17,808
                                                                                                                        -----------
       Total assets                                                                                                      66,195,204

===================================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Shares of beneficial interest redeemed                                                                               255,815
       Shareholder reports                                                                                                   45,254
       Distribution and service plan fees                                                                                    26,178
       Trustees' fees                                                                                                        15,010
       Transfer and shareholder servicing agent fees                                                                         11,140
       Legal and auditing fees                                                                                                7,747
       Other                                                                                                                 18,838
                                                                                                                        -----------
       Total liabilities                                                                                                    380,282

===================================================================================================================================
NET ASSETS                                                                                                              $65,814,922
                                                                                                                        ===========

===================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                                  $58,133,751
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net investment loss                                                                                     (488,984)
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investment transactions                                                           2,460,802
       ----------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and translation
       of assets and liabilities denominated in foreign currencies--Note 3                                                5,709,353
                                                                                                                        -----------
       Net assets                                                                                                       $65,814,922
                                                                                                                        ===========

===================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $41,608,534
       and 2,922,551 shares of beneficial interest outstanding)                                                              $14.24
       Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                       $15.11

       ----------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $19,761,173 and 1,402,053 shares of beneficial interest outstanding)                                               $14.09

       ----------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $4,445,215 and 315,477 shares of beneficial interest outstanding)                                                  $14.09

       See accompanying Notes to Financial Statements.

9      Oppenheimer Enterprise Fund

STATEMENT OF OPERATIONS   For the Six Months Ended February 28, 1997
(Unaudited)

===================================================================================================================================
Investment Income
       Interest                                                                                                         $   108,982
       ----------------------------------------------------------------------------------------------------------------------------
       Dividends                                                                                                             14,250
                                                                                                                        -----------
       Total income                                                                                                         123,232

===================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                              259,757
       ----------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                               46,419
       Class B                                                                                                              103,084
       Class C                                                                                                               23,417
       ----------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                                 73,850
       ----------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                   67,421
       ----------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses--Note 1                                                                                   14,668
       ----------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                            6,870
       ----------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                                5,965
       ----------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                                  179
       Class B                                                                                                                  262
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                  8,156
                                                                                                                        -----------
       Total expenses                                                                                                       610,048

===================================================================================================================================
NET INVESTMENT LOSS                                                                                                        (486,816)

===================================================================================================================================
REALIZED AND
UNREALIZED GAIN (LOSS)
       Net realized gain on investments                                                                                   4,869,082

       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                              (5,202,579)
                                                                                                                        -----------
       Net realized and unrealized loss                                                                                    (333,497)

===================================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $ (820,313)
                                                                                                                         ==========

       See accompanying Notes to Financial Statements.

10     Oppenheimer Enterprise Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SIX MONTHS ENDED    PERIOD ENDED
                                                                                                  FEB. 28, 1997       AUGUST 31,
                                                                                                  (UNAUDITED)         1996(1)
===================================================================================================================================
OPERATIONS
       Net investment loss                                                                        $  (486,816)          $  (343,149)
       ----------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                            4,869,082             2,595,623
       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                       (5,202,579)           10,911,932
                                                                                                  -----------           -----------
       Net increase (decrease) in net assets resulting from operations                               (820,313)           13,164,406

===================================================================================================================================
DISTRIBUTIONS TO
SHAREHOLDERS
       Distributions from net realized gain:
       Class A                                                                                     (2,947,280)                   --
       Class B                                                                                     (1,406,497)                   --
       Class C                                                                                       (317,008)                   --

===================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
       Class A                                                                                        591,689            35,949,485
       Class B                                                                                        864,019            16,853,753
       Class C                                                                                        (22,227)            3,904,895

===================================================================================================================================
NET ASSETS
       Total increase (decrease)                                                                   (4,057,617)           69,872,539
       ----------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                         69,872,539                    --
                                                                                                  -----------           -----------
       End of period (including accumulated net investment losses of
       $488,984 and $2,168, respectively)                                                         $65,814,922           $69,872,539
                                                                                                  ===========           ===========

       1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

       See accompanying Notes to Financial Statements.

11     Oppenheimer Enterprise Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A                      CLASS B                       CLASS C
                                             ------------------------     ------------------------      -----------------------
                                             SIX MONTHS     PERIOD        SIX MONTHS     PERIOD         SIX MONTHS     PERIOD
                                             ENDED          ENDED         ENDED          ENDED          ENDED          ENDED
                                             FEB. 28, 1997  AUG. 31,      FEB. 28, 1997  AUG. 31,       FEB. 28, 1997  AUG. 31,
                                             (UNAUDITED)    1996(1)       (UNAUDITED)    1996(1)        (UNAUDITED)    1996(1)
===============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $15.48        $10.00        $15.39        $10.00         $15.39          $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                               (.01)         (.05)         (.06)         (.14)          (.06)           (.14)
Net realized and unrealized gain (loss)           (.16)         5.53          (.17)         5.53           (.17)           5.53
                                              --------       -------       -------       -------        -------         -------
Total income (loss) from investment
operations                                        (.17)         5.48          (.23)         5.39           (.23)           5.39
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain             (1.07)           --         (1.07)           --          (1.07)             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $14.24        $15.48        $14.09        $15.39         $14.09          $15.39
                                              ========       =======       =======       =======        =======         =======

===============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)              (1.14)%       54.80%        (1.55)%       53.90%         (1.55)%         53.90%

===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $41,609       $44,421       $19,761       $20,606         $4,445          $4,846
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $44,399       $30,655       $20,821       $14,123         $4,729          $3,472
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                              (1.11)%       (0.59)%       (1.89)%       (1.37)%        (1.89)%         (1.35)%
Expenses(4)                                       1.47%         1.66%         2.25%         2.44%          2.25%           2.43%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                        76.7%        155.6%         76.7%        155.6%          76.7%          155.6%
Average brokerage commission rate(6)           $0.0600       $0.0579       $0.0600       $0.0579        $0.0600         $0.0579

1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $49,749,791 and $55,945,362, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

12     Oppenheimer Enterprise Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation, primarily through investment in equity securities of small U.S. and foreign companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       ------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       ------------------------------------------------------------------------
       FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       ------------------------------------------------------------------------
       REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

       ------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

13     Oppenheimer Enterprise Fund

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       ------------------------------------------------------------------------
       TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1997, a provision of $12,413 was made for the Fund's projected benefit obligations, and payments of $9,450 were made to retired trustees, resulting in an accumulated liability of $3,622 at February 28, 1997.

       ------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

       ------------------------------------------------------------------------
       ORGANIZATION COSTS. The Manager advanced $13,000 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

       ------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

       ------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

14     Oppenheimer Enterprise Fund

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                              SIX MONTHS ENDED FEBRUARY 28, 1997    PERIOD ENDED AUGUST 31, 1996(1)
                                              ----------------------------------    -------------------------------
                                              SHARES          AMOUNT                SHARES              AMOUNT
       ------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                    241,064        $ 3,699,551               3,497,248        $45,306,140
       Reinvested                              193,508          2,765,233                      --                 --
       Redeemed                               (382,394)        (5,873,095)               (626,875)        (9,356,655)
                                            ----------       ------------            ------------       ------------
       Net increase                             52,178        $   591,689               2,870,373        $35,949,485
                                            ==========       ============            ============       ============

       ------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                     91,440        $ 1,397,172               1,532,771        $19,742,737
       Reinvested                               93,212          1,320,815                      --                 --
       Redeemed                               (121,623)        (1,853,968)               (193,747)        (2,888,984)
                                            ----------       ------------            ------------       ------------
       Net increase                             63,029        $   864,019               1,339,024        $16,853,753
                                            ==========       ============            ============       ============

       ------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                     22,883        $   347,846                 395,954        $ 5,114,214
       Reinvested                               20,665            292,614                      --                 --
       Redeemed                                (43,010)          (662,687)                (81,015)        (1,209,319)
                                            ----------       ------------            ------------       ------------
       Net increase (decrease)                     538        $   (22,227)                314,939        $ 3,904,895
                                            ==========       ============            ============       ============


       1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At February 28, 1997, net unrealized appreciation on investments of $5,709,353 was composed of gross appreciation of $10,400,759, and gross depreciation of $4,691,406.


===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets in excess of $800 million.

               For the six months ended February 28, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $49,957, of which $12,294 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $43,045 and $2,869, of which $1,761 was paid to an affiliated broker/dealer for Class B. During the six months ended February 28, 1997, OFDI received contingent deferred sales charges of $20,930 and $2,588, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

15     Oppenheimer Enterprise Fund

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

       OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimburse ment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1997, OFDI paid $1,303 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI retained $97,856 and $18,877, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At February 28, 1997, OFDI had incurred unreimbursed expenses of $543,423 for Class B and $41,603 for Class C.

===============================================================================
5. ILLIQUID AND RESTRICTED
   SECURITIES

       At February 28, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of these securities subject to this limitation at February 28, 1997 was $1,067,562, which represents 1.62% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                       COST           VALUATION PER UNIT
       SECURITY                                 ACQUISITION DATE       PER UNIT       AS OF FEBRUARY 28, 1997
       ------------------------------------------------------------------------------------------------------
       National R.V. Holdings, Inc.             11/26/96               $13.25                          $12.71
       Silver Diner, Inc.                        7/10/96                 5.50                            3.56

16     Oppenheimer Enterprise Fund

===============================================================================
6. SHAREHOLDER MEETING

       On October 3, 1996, a special shareholder meeting was held at which the twelve Trustees identified below were elected, the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal period beginning November 7, 1996 was ratified (Proposal No. 1), the proposed investment advisory agreement was approved (Proposal No. 2), the Fund's Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 3), the Fund's Class B 12b-1 Distribution and Service plan was approved by Class B shareholders (Proposal No. 4), the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 5) as described in the Fund's proxy statement for the meeting. The following is a report of the votes cast:

                                                                                  WITHHELD/      BROKER
       NOMINEE/PROPOSAL              FOR                      AGAINST             ABSTAIN        NON-VOTES         TOTAL
       --------------------------------------------------------------------------------------------------------------------------
       TRUSTEES
       Bridget A. Macaskill          3,003,991.405            34,970.878                N/A      1,482,660.845     3,038,965.283
       Robert G. Galli               3,003,378.119            35,584.164                N/A      1,482,600.845     3,038,962.283
       Leon Levy                     3,000,575.459            38,386.824                N/A      1,482,660.845     3,038,962.283
       Benjamin Lipstein             2,994,507.335            44,454.948                N/A      1,482,660.845     3,038,962.283
       Elizabeth B. Moynihan         3,000,168.595            38,793.688                N/A      1,482,660.845     3,038,962.283
       Kenneth A. Randall            3,000,394.013            38,568.270                N/A      1,482,660.845     3,038,962.283
       Edward V. Regan               3,000,656.371            38,305.912                N/A      1,482,660.845     3,038,962.283
       Russell S. Reynolds, Jr.      3,001,258.920            37,703.363                N/A      1,482,660.845     3,038,962.283
       Sidney M. Robbins             2,990,956.905            48,005.378                N/A      1,482,660.845     3,038,962.283
       Donald W. Spiro               2,998,429.229            40,532.984                N/A      1,482,660.845     3,038,962.283
       Pauline Trigere               2,991,161.846            47,800.437                N/A      1,482,660.845     3,038,962.283
       Clayton K. Yeutter            3,001,207.761            37,754.522                N/A      1,482,660.845     3,038,962.283

       --------------------------------------------------------------------------------------------------------------------------
       Proposal No. 1                2,965,354.292             6,377.986         67,230.005      1,482,660.845     3,038,962.283
       Proposal No. 2                2,282,726.597            23,070.786         68,626.900      2,147,198.845     2,374,424.283
       Proposal No. 3                1,355,145.006            35,410.895         51,595.022      1,405,783.383     1,442,150.923
       Proposal No. 4                  682,012.554            17,135.122         22,976.500        363,321.782       772,124.176
       Proposal No. 5                  197,445.968             4,738.175          7,965.041        105,093.680       210,149.184

17     Oppenheimer Enterprise Fund

OPPENHEIMER ENTERPRISE FUND


===============================================================================
OFFICERS AND TRUSTEES
       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Jay W. Tracey, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT
       OppenheimerFunds Services

===============================================================================
CUSTODIAN OF PORTFOLIO SECURITIES
       The Bank of New York

===============================================================================
INDEPENDENT AUDITORS
       KPMG Peat Marwick LLP

===============================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

       This is a copy of a report to shareholders of Oppenheimer Enterprise Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Enterprise Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18     Oppenheimer Enterprise Fund

OPPENHEIMERFUNDS FAMILY

===============================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

               When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

               At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

==================================================================================================================================
STOCK FUNDS
        Developing Markets Fund                        Quest Capital Value Fund
        Global Emerging Growth Fund                    Growth Fund
        Enterprise Fund(2)                             Global Fund
        International Growth Fund                      Quest Global Value Fund
        Discovery Fund                                 Disciplined Value Fund
        Quest Small Cap Value Fund                     Oppenheimer Fund
        Gold & Special Minerals Fund                   Value Stock Fund
        Capital Appreciation Fund(3)                   Quest Value Fund

==================================================================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund               Equity Income Fund
        Quest Opportunity Value Fund                   Disciplined Allocation Fund
        Total Return Fund                              Multiple Strategies Fund(4)
        Quest Growth & Income Value Fund               Strategic Income & Growth Fund
        Global Growth & Income Fund                    Bond Fund for Growth

==================================================================================================================================
BOND FUNDS
        International Bond Fund                        Bond Fund
        High Yield Fund                                U.S. Government Trust
        Champion Income Fund                           Limited-Term Government Fund
        Strategic Income Fund

==================================================================================================================================
MUNICIPAL FUNDS
        California Municipal Fund(5)                   Insured Municipal Fund
        Florida Municipal Fund(5)                      Intermediate Municipal Fund
        New Jersey Municipal Fund(5)
        New York Municipal Fund(5)                     Rochester Division
        Pennsylvania Municipal Fund(5)                 Rochester Fund Municipals
        Municipal Bond Fund                            Limited Term New York Municipal Fund

==================================================================================================================================
MONEY MARKET FUNDS(6)
        Money Market Fund                              Cash Reserves

==================================================================================================================================
LIFESPAN
        Growth Fund                                    Income Fund
        Balanced Fund

        1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

        2. Effective 4/1/96, the Fund is closed to new investors.

        3. On 12/18/96, the Fund's name was changed from "Target Fund."

        4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

        5. Available only to investors in certain states.

        6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

        Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

        (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

19     Oppenheimer Enterprise Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104


RS0885.001.0297       April 30, 1997

[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

         And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

         When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

         For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

         You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

         So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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